Exhibit 23



                         CONSENT OF INDEPENDENT AUDITORS





THE BOARD OF DIRECTORS
AMERICAN DRUG COMPANY


We consent to incorporation by reference in the Registration Statement on Form S-3 of our report dated March 5, 1999 on the financial statements of American Drug Company and subsidiaries, included in the 1998 Annual Report on Form 10-K.




                                          Richard A. Eisner & Company, LLP




New York, New York
March 31, 1999